INCOME TAXES	9 Months Ended	12 Months Ended
	Oct. 02, 2021	Dec. 31, 2020
INCOME TAXES
INCOME TAXES

11.INCOME TAXES

The effective income tax rate for the three fiscal quarters ended October 2, 2021 was (39.3)%, compared to 30.6% for the three fiscal quarters ended September 26, 2020. The difference between the U.S. federal statutory income tax rate and our effective income tax rate for the three fiscal quarters ended October 2, 2021 was primarily attributable to the discrete impact of stock compensation expense pursuant to the Reorganization. The results include pre-tax stock compensation expense of $98.9 million for three fiscal quarters ended October 2, 2021 related to the Reorganization for which there is no associated tax benefit. The difference between the

U.S. federal statutory income tax rate and our effective income tax rate for the three fiscal quarters ended September 26, 2020 was impacted by a variety of factors, primarily stemming from impact of state taxes. The pre-tax income for three fiscal quarters ended September 26, 2020 included losses in tax jurisdictions for which the company did not record a tax benefit, which increased the effective income tax rate for the three fiscal quarters ended September 26, 2020.

13.INCOME TAXES

The Company is subject to United States federal, state and local income taxes, as well as other foreign income taxes. The domestic and foreign components of its income (loss) before income taxes are as follows (in thousands):

	Year Ended
	December 31,
	2019	2020
Income (loss) before income taxes:
Domestic	$9,939	$19,609
Foreign	(7,153)	3,150
Total	$2,786	$22,759

Current and deferred income tax (benefit) expense is composed of the following (in thousands):

	Year Ended
	December 31,
	2019	2020
Current income tax (benefit) expense:
Domestic	$5,424	$10,342
Foreign	131	1,104
Total current tax (benefit) expense	5,555	11,446
Deferred income tax (benefit) expense:
Domestic	(10,020)	(4,532)
Foreign	(206)	(138)
Total deferred tax (benefit) expense	(10,226)	(4,670)
Total income tax (benefit) expense	$(4,671)	$6,776

The reconciliation of the statutory federal income tax rate with the Company’s effective income tax rate is as follows (% of Income Before Income Taxes):

	Year Ended	Year Ended
	December 31, 2019	December 31, 2020
Federal statutory tax rate	21.0%	21.0%
Foreign taxes less than U.S. statutory rate	1.1%	1.2%
State income tax, net of federal benefit	(67.2)%	1.4%
Uncertain tax positions	348.2%	0.8%
Change in valuation allowance	(5.9)%	(1.1)%
GILTI	21.1%	1.5%
Meals and entertainment	6.8%	0.5%
Foreign expenses not deductible for tax	56.1%	1.7%
Transaction costs not deductible for tax	13.3%	2.0%
Canadian restructuring	(562.4)%	—
Canadian Branch Income	0.0%	1.8%
Other expenses not deductible for tax	(0.1)%	(1.0)%
	(168.0)%	29.8%

The Company continues to maintain valuation allowances in Canada primarily related to tax losses where it believes it is not more likely than not that the losses will be utilized. The following table summarizes changes in the valuation allowance (in thousands):

	Year Ended
	December 31,
	2019	2020
Balance at January 1	$(12,300)	$(12,463)
Additions	(163)	(241)
Balance at December 31	$(12,463)	$(12,704)

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the U.S. Tax Cuts and Jobs Act of 2017 (the “Act”). The Act made broad and complex changes to the U.S. tax code, including, but not limited to (1) reducing the U.S. federal corporate tax rate from 35% to 21% effective January 1, 2018, (2) bonus depreciation that allows for full expensing of qualified property, (3) interest expense deduction limitation rules, and (4) new international tax provisions including, but not limited to, GILTI and Foreign Derived Intangible Income (“FDII”). The Act also required companies to record/pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously tax deferred. The one-time transition tax was based on the Company’s total post-1986 earnings and profits (“E&P”) that were previously deferred for U.S. income tax purposes. The Company did not record a liability for the one-time transition tax for all of its foreign subsidiaries as the Company did not have aggregate E&P from those foreign subsidiaries.

During the year ended December 31, 2019, the Company finalized the computations of the income tax effects of the Act. Although the Company has completed its accounting for the effects of the Act, the determination of the Act’s income tax effects may change following future legislation or further interpretation of the Act based on the publication of recently proposed U.S. Treasury regulations and guidance from the Internal Revenue Service and state tax authorities. The Company has elected with respect to its treatment of GILTI to account for taxes on GILTI as incurred.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”) was enacted in response to the coronavirus (“COVID-19”) pandemic. The CARES Act is aimed at providing assistance and health care for individuals, families, and businesses affected by COVID-19 and generally supporting the U.S. economy. The CARES Act, among other things, includes provisions related to refundable payroll tax credits, deferment of the employer portion of social security payments, net operating loss carryback periods, modifications to the net interest deduction limitations, and technical corrections to tax depreciation methods for qualified improvement property. The CARES Act did not have a material impact on the Company’s consolidated financial condition or results of operations for the year ended December 31, 2020.

On December 27, 2020, the Consolidated Appropriations Act (“CAA”) was enacted in further response to the COVID-19 pandemic. The CAA extended many of the provisions enacted by the CARES Act, the extension of which likewise did not have a material impact on the Company’s consolidated financial statements for the year ended December 31, 2020.

Deferred Income Taxes

Deferred income taxes recognize the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the carrying amounts used for income tax purposes, and the impact of available net operating loss (“NOL”) and tax credit carryforwards. These items are stated at the enacted tax rates that are expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets and liabilities recorded on the balance sheets as of December 31, 2019 and 2020 consist of the following (in thousands):

	December 31,
	2019	2020
Deferred tax assets:
Net operating loss carryforwards	$12,110	$12,099
Inventories, net	680	473
Warranty reserve	649	789
Trade receivables	477	360
Profits interest units	389	760
Section 163(j)	289	—
Deferred taxes in equity	257	257
Accrued expenses	224	498
Transaction costs	107	607
Canadian tax credits	86	255
Other	64	216
Gross deferred tax assets	15,332	16,314
Valuation allowance	(12,463)	(12,704)
Total deferred tax asset	2,869	3,610
Less: Foreign deferred tax benefit	(206)	(345)
Total domestic deferred tax asset	2,663	3,265
Deferred tax liabilities:
Intangible assets	(57,221)	(53,874)
Property and equipment, net	(4,677)	(4,120)
Prepaid expenses	(773)	(464)
Total deferred tax liabilities	(62,671)	(58,458)
Net deferred tax liabilities	$(60,008)	$(55,193)

ASC 740 requires that the Company reduce its deferred income tax assets by a valuation allowance if, based on the weight of the available evidence, it is more likely than not that all or a portion of a deferred tax asset will not be realized. After consideration of all evidence, both positive and negative, the Company concluded that it is more likely than not that it will be unable to realize a portion of its deferred tax assets and that a valuation allowance of $12.7 million is necessary as of December 31, 2020. It is reasonably possible that the Company’s estimates of future taxable income may change within the next 12 months, resulting in a change to the valuation allowance in one or more jurisdictions.

As of December 31, 2020, the Company had net operating loss (“NOL”) carryforwards of approximately $12.1 million (tax effected), which will be available to offset future taxable income and tax liabilities. The NOL carryforwards expire in calendar years 2026 through 2039. As of December 31, 2020, a valuation allowance of $12.1 million has been recorded against the NOL carryforwards, where it appears more likely than not that such benefits will not be realized. The NOL carryforwards are in Canada.

The Company reinvests earnings of foreign operations indefinitely and, accordingly, does not provide for income taxes that could result from the remittance of such earnings. The Company acknowledges that it would need to accrue and pay taxes should it decide to repatriate cash generated from earnings of its foreign subsidiaries that are considered indefinitely reinvested but expect that the potential tax liability would be insignificant.

Tax Uncertainties

The liability related to uncertain tax positions, exclusive of interest, is $5.4 million at December 31, 2020. Of this amount, $5.4 million, if recognized, would impact the effective tax rate. The Company does not expect this balance to significantly change within the next twelve months. The Company’s policy is to record interest and penalties related to unrecognized tax benefits in the income tax provision (benefit). As of December 31, 2020, the Company had $0.2 million of accrued interest and no accrued penalties.

The Company is subject to income taxes in the U.S., certain states and numerous foreign jurisdictions. While the Company believes it has adequately provided for all tax positions, amounts asserted by taxing authorities could be greater than its accrued position. Accordingly, additional provisions on federal and foreign tax-related matters could be recorded in the future as revised estimates are made or the underlying matters are settled or otherwise resolved.

The Company files a federal consolidated tax return which includes all U.S. entities as well as several combined or consolidated state tax returns and separate state tax returns. In addition, the Company files Canadian and Australian tax returns for its Canadian, Australian, and New Zealand entities. The Company is subject to the regular examination of its income tax returns by tax authorities. The Company has audits ongoing for the year 2018 related to Utah State Income Tax. Examinations in material jurisdictions or changes in laws, rules, regulations or interpretations by local taxing authorities could result in impacts to tax years open under statute or to foreign operating structures currently in place. The Company regularly assesses the likelihood of adverse outcomes resulting from these examinations or changes in laws, rules, regulations or interpretations to determine the adequacy of its provision for taxes. It is possible the outcomes from these examinations will have a material adverse effect on the Company’s financial condition and operating results.

Tax years from the fiscal year ended December 31, 2017 through present are open for examination in the U.S. Tax years and tax periods ended December 31, 2016 through present are open for state examination. Tax years and tax periods from June 30, 2017 through present are currently open for examination in Canada. Tax years and tax periods from June 30, 2016 through present are currently open for examination in Australia. Tax years and tax periods from March 31, 2016 through present are currently open for examination in New Zealand.

The following is a reconciliation of the beginning and ending amount of uncertain tax positions (in thousands):

	Year Ended
	December 31,
	2019	2020
Balance at the beginning of the year	$—	$9,681
Additions for tax positions taken during prior years	—	181
Additions for tax positions taken during the current year	9,681	—
Balance at the end of the year	$9,681	$9,862